CitiFunds Trust I

On behalf of

Legg Mason Partners Emerging Markets Equity Fund

Supplement dated May 5, 2006 to the Prospectus and

Statement of Additional Information dated February 28, 2006

The following information amends and supercedes the disclosure in the Prospectus and Statement of Additional Information of Legg Mason Partners Emerging Markets Equity Fund (the “Fund”), a series of CitiFunds Trust I:

Effective April 28, 2006, Citigroup Asset Management Ltd., an affiliate of the Fund’s manager that provides advisory services in connection with the Fund’s selection of investments, has changed its name to Legg Mason International Equities Limited.

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